Exhibit 99.5
                                 ------------
               Computational Materials and/or ABS Term Sheets.



                              ABS New Transaction

                            Computational Materials
                            -----------------------

                                $1,200,000,000
                                 (Approximate)


                                  CWABS, Inc.
                                   Depositor


                          ASSET-BACKED CERTIFICATES,
                                SERIES 2005-AB1



                        [Logo Omitted] Countrywide(SM)
                        -----------------------------
                                  HOME LOANS
                          Seller and Master Servicer

[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
-------------------------------------------------------------------------------


The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information regarding the assets herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
-------------------------------------------------------------------------------





Term Sheet                                                Date: March 11, 2005


                         $1,200,000,000 (Approximate)
                      CWABS Asset-Backed Certificates, Series 2005-AB1

----------------------------------------------------------------------------------------------------------------------------------
               Principal      WAL (Years)    Payment Window       Expected Ratings       Last Scheduled
Class(1)(2)   Balance(3)      Call/Mat(4)  (Mos) Call/Mat(4)   (S&P/Moody's/Fitch)(5)   Distribution Date      Certificate Type
-----         -------         --------     --------------      -------------------      -----------------      ----------------
----------------------------------------------------------------------------------------------------------------------------------
A-1            $533,375,000    1.00/1.00       1-22/1-22           [AAA/Aaa/AAA]            Nov 2027         Floating Rate Senior
A-2            $457,919,000    3.00/3.00    22-63 / 22 - 66        [AAA/Aaa/AAA]            Sep 2034         Floating Rate Senior
A-3             $82,706,000    5.24/7.77   63 - 63 / 66 - 153      [AAA/Aaa/AAA]            Aug 2035         Floating Rate Senior
M-1             $26,400,000    3.87/4.25   38 - 63 / 38 - 110       [AA+/Aal/AA+]           Jun 2035       Floating Rate Mezzanine
M-2             $24,000,000    3.84/4.20   38 - 63 / 38 - 103        [AA/Aa2/AA]            May 2035       Floating Rate Mezzanine
M-3             $13,200,000    3.84/4.17   38 - 63 / 38 - 96        AA-/Aa3/AA-]            Apr 2035       Floating Rate Mezzanine
M-4             $13,200,000    3.83/4.11   37 - 63 / 37 - 91         [A+/Al/A+]             Apr 2035       Floating Rate Mezzanine
M-5             $13,200,000    3.81/4.05   37 - 63 / 37 - 85          [A/A2/A]              Mar 2035       Floating Rate Mezzanine
M-6             $12,000,000    3.81/3.97   37 - 63 / 37 - 78         [A-/A3/A-1             Jan 2035       Floating Rate Mezzanine
M-7             $12,000,000    3.79/3.83   37 - 63 / 37 - 70      [BBB+/Baal/BBB+]          Nov 2034       Floating Rate Mezzanine
B               $12,000,000    3.52/3.52   37 - 58 / 37 - 58       [BBB/Baa2/BBB]           Jun 2034      Floating Rate Subordinate
----------------------------------------------------------------------------------------------------------------------------------
Total:      $1,200,000,000
----------------------------------------------------------------------------------------------------------------------------------


(1) The Class A-1, Class A-2 and Class A-3 Certificates (collectively, the "Senior Certificates") and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates (collectively, the "Subordinate Certificates") are backed by the cashflows from the Mortgage Loans.
(2) The margins on the Senior Certificates and the Subordinate Certificates will be equal to 2.0x and 1.5x of their related initial margins, respectively, after the Clean-up Call date.
(3) The principal balance of each Class of Certificates is subject to a 10% variance.
(4)  See "Pricing Prepayment Speed" below.
(5) Rating Agency Contacts: Standard and Poor's, [Elizabeth Mooney 212-438-7636]; Moody's, Tamara Zaliznyak 212-553-7761; Fitch, Kei
     Ishidoya 212-908-0238.

Trust:                  Asset-Backed Certificates, Series 2005-AB1.

Depositor:              CWABS, Inc.

Seller:                 Countrywide Home Loans, Inc ("Countrywide").

Master Servicer:        Countrywide Home Loans Servicing LP.

Underwriters:           Countrywide Securities Corporation (Lead Manager),
                        Greenwich Capital Markets, Inc. (Co-Manager) and Bear
                        Stearns & Co. Inc. (Co-Manager).

Trustee:                The Bank of New York, a New York banking corporation.

Offered Certificates:   The Senior Certificates and the Subordinate
                        Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered
Certificates:           The "Non-Offered Certificates" consist of the Class C,
                        Class P and Class A-R Certificates.

                        The Offered Certificates and Non-Offered Certificates are together referred to herein as the "Certificates."

Federal Tax Status:     It is anticipated that the Senior Certificates and the
                        Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
-------------------------------------------------------------------------------



Registration:           The Offered Certificates will be available in
                        book-entry form through DTC, Clearstream and the Euroclear System.

Statistical Pool
Calculation Date:       March 1, 2005.

Cut-off Date:           As to any Mortgage Loan, the later of March 1, 2005 and
                        the origination date of such Mortgage Loan.

Expected Pricing Date:  March [10], 2005.

Expected Closing Date:  March [29], 2005.

Expected Settlement
Date:                   March [29], 2005.

Distribution Date:      The 25th day of each month (or, if not a business day,
                        the next succeeding business day), commencing in April
                        2005.

Accrued Interest:       The price to be paid by investors for the Offered
                        Certificates will not include accrued interest (i.e., settling flat).

Interest Accrual
Period: The "Interest Accrual Period" for each Distribution Date with respect to the Offered Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (calculated on an actual/360 day basis).

ERISA Eligibility:      The Offered Certificates are expected to be eligible
                        for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of
                        1986, as amended, subject to certain considerations.

SMMEA Eligibility:      The Senior Certificates, the Class [M-1, Class M-2,
                        and Class M-3] Certificates will constitute "mortgage related securities" for the purposes of SMMEA.

Optional Termination:   The "Clean-up Call" may be exercised on the following
                        payment date once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment
Speed: The Offered Certificates will be priced based on the following collateral prepayment assumptions:

                        -------------------------------------------------------
                        Adjustable Rate 2/28 Mortgage Loans
                        -------------------------------------------------------
                        100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, building to 32% CPR in month 12 and remaining constant at 32% CPR until month 24, increasing to and remaining constant at 60% CPR from month 25 until month 28, decreasing 1/12th of 28% CPR for each month thereafter, decreasing to 32% CPR in month 40 and remaining constant at 32% CPR from month 41 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                        -------------------------------------------------------

                        -------------------------------------------------------
                        Adjustable Rate 3/27 Mortgage Loans
                        -------------------------------------------------------
                        100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, building to 32% CPR in month 12 and remaining constant at 32% CPR until month 36, increasing to and remaining constant at 60% CPR from month 37 until month 40, decreasing 1/12th of 28% CPR for each month thereafter, decreasing to 32% CPR in month 52 and remaining constant at 32% CPR from month 53 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in an period for any percentage of PPC.
                        -------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
-------------------------------------------------------------------------------


                     o Any adjustable rate or hybrid mortgage loans with original months to reset terms (i) less than or equal to 30 months as of the Cut-off Date are treated as 2/28 mortgage loans and (ii) greater than 30 months as of the Cut-off Date are treated as 3/27 mortgage loans.

Mortgage Loans:         The collateral tables included in these Computational
                        Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool Calculation Date (the "Statistical
                        Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing
                        Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the
                        "Mortgage Pool"). The characteristics of the Mortgage
                        Pool will vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                        As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage Loans was approximately $816,009,808, all of which are adjustable rate Mortgage Loans made to credit blemished borrowers (the "Mortgage Loans").


Pass-Through Rate:      The "Pass-Through Rate" for each class of Offered
                        Certificates will be equal to the lesser of (a) one-month LIBOR plus the related margin for such class, and (b) the Net Rate Cap.

Adjusted Net
Mortgage Rate:          The "Adjusted Net Mortgage Rate" for each Mortgage
                        Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate, (b) with respect to only those loans covered under the MI Policy as described below, the MI premium rate and (c) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:           The "Net Rate Cap" is equal to the weighted average
                        Adjusted Net Mortgage Rate of the Mortgage Loans
                        (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Net Rate Carryover:     For any Class of Offered Certificates and any
                        Distribution Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the Net Rate Cap over (ii) the amount of interest accrued based on the Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related Pass-Through Rate
                        (without giving effect to the Net Rate Cap). Net Rate
                        Carryover will be paid to the extent available from proceeds received on the Corridor Contract and any remaining Excess Cashflow as described under the heading "Certificates Priority of Distributions" below.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
-------------------------------------------------------------------------------



Corridor Contract:      The Trust will include a one-month LIBOR corridor
                        contract (the "Corridor Contract") for the benefit of the Certificates. Payments to the Trust from the Corridor Contract will be calculated based on the lesser of the notional amount of the Corridor Contract and the principal balance of the Certificates. After the Closing Date, the notional amount of the Corridor
                        Contract will amortize down pursuant to the amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the Certificates. With respect to each Distribution Date, payments received on the Corridor Contract will be available to pay the holders of the Certificates the related Net Rate
                        Carryover. Amounts received under the Corridor
                        Contract will be paid to the Classes of Certificates, pro rata, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the Corridor Contract on a Distribution Date that are not used to pay any Net Rate Carryover on the Certificates on such Distribution Date will be distributed to the holder of the Class C Certificates and will not be available for payments of any Net Rate Carryover on any class of Certificates on future Distribution
                        Dates.

Credit Enhancement:     The Trust will include the following credit
                        enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior
                        Certificates and the Subordinate Certificates, as the case may be:

                           1) Subordination
                           2) Overcollateralization
                           3) Excess Cashflow
                           4) Mortgage Insurance

                                                                     Target
                                                 Initial        Subordination at
        Class          S&P/Moody's/Fitch     Subordination(a)       Stepdown
--------------------------------------------------------------------------------
 Senior Certificates     [AAA/Aaa/AAA]            11.60%             23.20%
         M-1             [AA+/Aal/AA+]             9.40%             18.80%
         M-2              [AA/Aa2/AA]              7.40%             14.80%
         M-3              AA-/Aa3/AA-]             6.30%             12.60%
         M-4               [A+/Al/A+]              5.20%             10.40%
         M-5                [A/A2/A]               4.10%              8.20%
         M-6               [A-/A3/A-]              3.10%              6.20%
         M-7            [BBB+/Baal/BBB+]           2.10%              4.20%
         B               [BBB/Baa2/BBB]            1.10%              2.20%

          (a) Initial Overcollateralization at closing is 0.00%. Does not include any credit for Excess Interest.

Subordination:          The Subordinate Certificates will be subordinate to,
                        and provide credit support for, the Senior
                        Certificates. Among the Subordinate Certificates, they will rank in priority from highest to lowest in the following order: Class M-1, Class M-2, Class M-3,
                        Class M-4, Class M-5, Class M-6, Class M-7 and Class B
                        Certificates, with each subsequent class providing credit support for the prior class or classes, if any.

Overcollateralization:  On the Closing Date, the principal balance of the
                        Mortgage Loans will approximately equal the principal balance of the Certificates. Any realized losses on the Mortgage Loans will be covered first by Excess Cashflow and then by Overcollateralization if any. Beginning in July 2005, and if the Overcollateralization is thereafter reduced, Excess Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage Loans, until the Overcollateralization reaches the Overcollateralization Target. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced below the Overcollateralization Target by realized losses.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
-------------------------------------------------------------------------------



Overcollateralization
Target: From the Closing Date through the Distribution Date in June 2005, 0%. For each Distribution Date thereafter, prior to the Stepdown Date, the initial Overcollateralization Target for the Mortgage Loans will be equal to 1.10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Initial O/C Target").

                        On or after the Stepdown Date, the
                        Overcollateralization Target will be equal to 2.20% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor (the "O/C Floor") of 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

                        However, if a Trigger Event (as described below) is in effect on the related Distribution Date, the Overcollateralization Target will be equal to the Overcollateralization Target on the prior Distribution Date.

Excess Cashflow:        "Excess Cashflow" for any Distribution Date will be
                        equal to the available funds remaining after interest and principal distributions as described under Clauses
                        1) and 2) of "Certificates Priority of Distributions."

Mortgage Insurance:     As of the Statistical Pool Calculation Date,
                        approximately 43.94% of the Mortgage Loans are covered by a private mortgage insurance policy issued by PMI
                        (the "MI Policy"). For each of these Mortgage Loans, the MI Policy provides insurance coverage of 12% for Loan-to-value ratios of 80.01% to 85.00%, 25% for Loan-to-value ratios of 85.01% to 90.00%, 30% for Loan-to-value ratios of 90.01% to 95.00%, and 35% for Loan-to-value ratios of 95.01 to 100.00%.

Trigger Event:          A "Trigger Event" will be in effect on a Distribution
                        Date on or after the Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such Distribution Date.

Delinquency Trigger:    With respect to the Certificates, a "Delinquency
                        Trigger" will occur if the three month rolling average
                        60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage
                        Loans equals or exceeds 40.00% of the Senior
                        Enhancement Percentage. As used above, the "Senior
                        Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution
                        Date, over (ii) the aggregate certificate principal balance of the most senior class or classes of Certificates as of the preceding master servicer advance date, and the denominator of which is equal to
                        (b) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution Date.

Cumulative Loss
Trigger: A "Cumulative Loss Trigger" will be in effect on a Distribution Date on or after the Stepdown Date if the aggregate amount of realized losses on the Mortgage Loans exceeds the applicable percentage of the Cut-off Date Principal Balance of the Mortgage Loans, as set forth below:


                          Period (month)   Percentage
                          --------------   ----------
                          37-48            [1.50]% with respect to April 2008,
                                           plus an additional 1/12th of [0.75]%
                                           for each month thereafter
                          49-60            [2.25]% with respect to April 2009,
                                           plus an additional 1/12th of [0.50]%
                                           for each month thereafter
                          61-72            [2.75]% with respect to April 2010,
                                           plus an additional 1/12th of [0.25]%
                                           for each month thereafter
                          73+              [3.00]%

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
-------------------------------------------------------------------------------



Stepdown Date:          The earlier to occur of:
                            (i)     the Distribution Date on which the
                                    aggregate principal balance of the Senior
                                    Certificates is reduced to zero; and
                            (ii)    the later to occur of:
                                    a.    the Distribution Date in April
                                          2008.
                                    b.    the first Distribution Date on
                                          which the aggregate principal
                                          balance of the Senior
                                          Certificates is less than or
                                          equal to 76.80% of the aggregate
                                          principal balance of the Mortgage
                                          Loans for such Distribution Date.

Allocation of Losses:   Any realized losses on the Mortgage Loans
                        (after collections on the MI Policy) not covered by Excess Interest or Overcollateralization will be allocated to each class of Subordinate Certificates, in the following order: to the Class B, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order, in each case until the respective certificate principal balance of such class has been reduced to zero.

Certificates Priority
of Distributions:       Available funds from the Mortgage Loans will be
                        distributed in the following order of priority:

                        1) Interest funds sequentially, as follows: (a) first, current and unpaid interest, pro rata, to the Senior Certificates, then (b) current interest sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates;
                        2) Principal funds, sequentially, as follows: (a) first, to the Senior Certificates (as described below under "Principal Paydown" and "Senior Principal Distributions"), then (b) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates, each as described more fully under "Principal Paydown" below;
                        3) Any Excess Cashflow to the Senior Certificates and/or the Subordinate Certificates (as applicable) to build or restore Overcollateralization as described under "Overcollateralization Target" and "Principal Paydown," respectively;
                        4) Any remaining Excess Cashflow to pay (a) any unpaid interest, then (b) to pay any unpaid realized loss amounts sequentially for each class, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates;
                        5) Any remaining Excess Cashflow to pay Net Rate Carryover for each class of Senior Certificates and Subordinate Certificates still remaining unpaid after application of amounts received under the applicable Corridor Contract (as described above), payable on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover; and
                        6) To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and Servicing Agreement.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
-------------------------------------------------------------------------------



Principal Paydown:      Prior to the Stepdown Date or if a Trigger Event (as
                        described above) is in effect on any Distribution
                        Date, 100% of the available principal funds will be paid to the Senior Certificates (as described below), provided, however, that if the Senior Certificates have been retired, such amounts will be applied sequentially, to the Class M-1, Class M-2, Class M-3,
                        Class M-4, Class M-5, Class M-6, Class M-7 and Class B
                        Certificates.

                        On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all the Senior Certificates and the Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, sequentially, to the Senior Certificates (as described below under "Senior Principal Distributions" below), such that the Senior Certificates in the aggregate will have 23.20% Subordination, (ii) second, to the Class M-1 Certificates such that the Class M-1 Certificates will have 18.80% Subordination, (iii) third, to the Class M-2 Certificates such that the Class M-2 Certificates will have 14.80% Subordination, (iv) fourth, to the Class M-3 Certificates such that the Class M-3 Certificates will have 12.60% Subordination, (v) fifth, to the Class M-4 Certificates such that the Class M-4 Certificates will have 10.40% Subordination,
                        (vi) sixth, to the Class M-5 Certificates such that the Class M-5 Certificates will have 8.20% Subordination, (vii) seventh, to the Class M-6 Certificates such that the Class M-6 Certificates will have 6.20% Subordination, (viii) eighth, to the Class M-7 Certificates such that the Class M-7 Certificates will have 4.20% Subordination, (ix) ninth, to the Class B Certificates such that the Class B Certificates will have 2.20% Subordination; provided, however, that the subordination will be subject to the O/C Floor.

Senior Principal
Distributions:          Principal distributed on the Senior Certificates will
                        be applied sequentially, to the Class A-1, Class A-2 and Class A-3 Certificates, in that order, in each case until the certificate principal balances thereof are reduced to zero.

                        However, if on any Distribution Date the aggregate certificate principal balance of the Senior Certificates is greater than the principal balance of the Mortgage Loans, the distributions on the Senior Certificates on that Distribution Date will be made pro rata based on the certificate principal balances of the Senior Certificates.

     [Discount Margin Tables, Corridor Contract Schedule, Available Funds
                  Schedules and Collateral Tables to Follow]

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
-------------------------------------------------------------------------------






                        Discount Margin Tables (%)(1)


Class A-1 (To Call)
------------------------------------------------------------------------------
Margin              0.10%
------------------------------------------------------------------------------
Percent of Pricing   50%       75%       100%        125%        150%
Prepayment Speed
==============================================================================
DM @ 100-00           10       10         10          10          l0
==============================================================================
WAL (yr)             1.72      125       1.00        0.84        0.73
MDUR (yr)            1.67     1.23       0.99        0.83        0.73
First Prin Pay      Apr05     Apr05      Apr05       Apr05      Apr05
Last Prin Pay       Jun08     Ju107      Jan07       Sep06      Jun06
------------------------------------------------------------------------------


Class A-1 (To Maturity)
------------------------------------------------------------------------------
Margin              0.10%
------------------------------------------------------------------------------
Percent of Pricing   50%       75%       100%        125%        150%
Prepayment Speed
==============================================================================
DM @ 100-00           10       10         10          10          10
==============================================================================
WAL (yr)             1.72     1.25       1.00        0.84        0.73
MDUR (yr)            1.67     1.23       0.99        0.83        0.73
First Prin Pay      Apr05     Apr05      Apr05       Apr05      Apr05
Last Prin Pay       Jun08     Ju107      Jan07       Sep06      Jun06
------------------------------------------------------------------------------

Class A-2 (To Call)
------------------------------------------------------------------------------
Margin              0.20%
------------------------------------------------------------------------------
Percent of Pricing   50%       75%       100%        125%        150%
Prepayment Speed
==============================================================================
DM @ 100-00           20       20         20          20          20
==============================================================================
WAL (yr)             6.24     4.09       3.00        2.34        1.93
MDUR (yr)            5.61     3.83       2.86        2.26        1.87
First Prin Pay      Jun08     Ju107      Jan07       Sep06      Jun06
Last Prin Pay       Apr17     Nov12      Jun10       Dec08      Jan08
------------------------------------------------------------------------------

Class A-2 (To Maturity)
------------------------------------------------------------------------------
Margin              0.20%
------------------------------------------------------------------------------
Percent of Pricing   50%       75%       100%        125%        150%
Prepayment Speed
==============================================================================
DM @ 100-00           20       20         20          20          20
==============================================================================
WAL (yr)             6.24     4.09       3.00        2.34        1.93
MDUR (yr)            5.62     3.83       2.86        2.26        1.87
First Prin Pay      Jun08     Ju107      Jan07       Sep06      Jun06
Last Prin Pay       Oct17     Apr13      Sep10       Feb09      Jan08
------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
-------------------------------------------------------------------------------


Class A-3 (To Call)
------------------------------------------------------------------------------
Margin              0.33%
------------------------------------------------------------------------------
Percent of Pricing   50%       75%       100%        125%        150%
Prepayment Speed
==============================================================================
DM @ 100-00             33       33         33          33          33
==============================================================================
WAL (yr)            12.07     7.66       5.24        3.74        3.08
MDUR (yr)           10.05     6.81       4.83        3.53        2.94
First Prin Pay      Apr17     Nov12      Jun10       Dec08      Jan08
Last Prin Pay       Apr17     Nov12      Jun10       Dec08      Jun08
------------------------------------------------------------------------------

Class A-3 (To Maturity)
------------------------------------------------------------------------------
Margin              0.33%
------------------------------------------------------------------------------
Percent of Pricing   50%       75%       100%        125%        150%
Prepayment Speed
==============================================================================
DM @ 100-00           40       42         43          43          39
==============================================================================
WAL (yr)            16.82     11.10      7.77        5.57        3.87
MDUR (yr)           12.97     9.30       6.85        5.08        3.63
First Prin Pay      Oct17     Apr13      Sep10       Feb09      Jan08
Last Prin Pay       Feb30     Dec22      Dec17       Aug14      Marl2
------------------------------------------------------------------------------

Class M-1 (To Call)
------------------------------------------------------------------------------
Margin              0.46%
------------------------------------------------------------------------------
Percent of Pricing   50%       75%       100%        125%        150%
Prepayment Speed
==============================================================================
DM @ 100-00           46       46         46          46          46
==============================================================================
WAL (yr)             7.78     5.02       3.87        3.44        3.24
MDUR (yr)            6.75     4.58       3.62        3.26        3.07
First Prin Pay      Nov08     Apr08      May08       Ju108      Jun08
Last Prin Pay       Apr17     Nov12      Jun10       Dec08      Jun08
------------------------------------------------------------------------------

Class M-1 (To Maturity)
------------------------------------------------------------------------------
Margin              0.46%
------------------------------------------------------------------------------
Percent of Pricing   50%       75%       100%        125%        150%
Prepayment Speed
==============================================================================
DM @ 100-00           47       48         48          48          49
==============================================================================
WAL (yr)             8.52     5.54       4.25        3.72        3.74
MDUR (yr)            7.21     4.97       3.94        3.49        3.52
First Prin Pay      Nov08     Apr08      May08       Jul08      Sep08
Last Prin Pay       Aug24     Febl8      May14       Oct11      Jan10
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
-------------------------------------------------------------------------------


Class M-2 (To Call)
------------------------------------------------------------------------------
Margin              0.48%
------------------------------------------------------------------------------
Percent of Pricing   50%       75%       100%        125%        150%
Prepayment Speed
==============================================================================
DM @ 100-00           48       48         48          48          48
==============================================================================
WAL (yr)             7.78     5.02       3.84        3.37        3.24
MDUR (yr)            6.75     4.58       3.60        3.19        3.07
First Prin Pay      Nov08     Apr08      May08       Jun08      Jun08
Last Prin Pay       Apr17     Nov12      Jun10       Dec08      Jun08
------------------------------------------------------------------------------

Class M-2 (To Maturity)
------------------------------------------------------------------------------
Margin              0.48%
------------------------------------------------------------------------------
Percent of Pricing   50%       75%       100%        125%        150%
Prepayment Speed
==============================================================================
DM @ 100-00           49       50         50          50          50
==============================================================================
WAL (yr)             8.46     5.50       4.20        3.63        3.49
MDUR (yr)            7.18     4.94       3.89        3.41        3.29
First Prin Pay      Nov08     Apr08      May08       Jun08      Jul08
Last Prin Pay       Sep23     Junl7      Oct13       May11      Sep09
------------------------------------------------------------------------------

Class M-3 (To Call)
------------------------------------------------------------------------------
Margin              0.53%
------------------------------------------------------------------------------
Percent of Pricing   50%       75%       100%        125%        150%
Prepayment Speed
==============================================================================
DM @ 100-00           53       53         53          53          53
==============================================================================
WAL (yr)             7.78     5.02       3.84        3.34        3.24
MDUR (yr)            6.73     4.57       3.60        3.16        3.07
First Prin Pay      Nov08     Apr08      May08       May08      Jun08
Last Prin Pay       Apr17     Nov12      Jun10       Dec08      Jun08
------------------------------------------------------------------------------

Class M-3 (To Maturity)
------------------------------------------------------------------------------
Margin              0.53%
------------------------------------------------------------------------------
Percent of Pricing   50%       75%       100%        125%        150%
Prepayment Speed
==============================================================================
DM @ 100-00           54       55         55          55          54
==============================================================================
WAL (yr)             8.40     5.46       4.17        3.57        3.38
MDUR (yr)            7.12     4.90       3.86        3.36        3.20
First Prin Pay      Nov08     Apr08      May08       May08      Jun08
Last Prin Pay       Aug22     Augl6      Mar13       Dec10      May09
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
-------------------------------------------------------------------------------



Class M-4 (To Call)
------------------------------------------------------------------------------
Margin              0.70%
------------------------------------------------------------------------------
Percent of Pricing   50%       75%       100%        125%        150%
Prepayment Speed
==============================================================================
DM @ 100-00           70       70         70          70          70
==============================================================================
WAL (yr)             7.78     5.02       3.83        3.32        3.24
MDUR (yr)            6.68     4.55       3.56        3.13        3.06
First Prin Pay      Nov08     Apr08      Apr08       May08      Jun08
Last Prin Pay       Apr17     Nov12      Jun10       Dec08      Jun08
------------------------------------------------------------------------------

Class M-4 (To Maturity)
------------------------------------------------------------------------------
Margin              0.70%
------------------------------------------------------------------------------
Percent of Pricing   50%       75%       100%        125%        150%
Prepayment Speed
==============================================================================
DM @ 100-00           72       72         72          72          71
==============================================================================
WAL (yr)             8.33     5.41       4.11        3.52        3.32
MDUR (yr)            7.02     4.84       3.80        3.30        3.13
First Prin Pay      Nov08     Apr08      Apr08       May08      Jun08
Last Prin Pay       Nov21     Jan16      Octl2       Aug10      Feb09
------------------------------------------------------------------------------

Class M-5 (To Call)
------------------------------------------------------------------------------
Margin              0.72%
------------------------------------------------------------------------------
Percent of Pricing   50%       75%       100%        125%        150%
Prepayment Speed
==============================================================================
DM @ 100-00           72       72         72          72          72
==============================================================================
WAL (yr)             7.78     5.02       3.81        3.32        3.19
MDUR (yr)            6.67     4.55       3.55        3.13        3.02
First Prin Pay      Nov08     Apr08      Apr08       May08      May08
Last Prin Pay       Apr17     Nov12      Jun10       Dec08      Jun08
------------------------------------------------------------------------------

Class M-5 (To Maturity)
------------------------------------------------------------------------------
Margin              0.72%
------------------------------------------------------------------------------
Percent of Pricing   50%       75%       100%        125%        150%
Prepayment Speed
==============================================================================
DM @ 100-00           73       74         74          74          73
==============================================================================
WAL (yr)             8.23     5.34       4.05        3.48        3.25
MDUR (yr)            6.96     4.78       3.74        3.26        3.07
First Prin Pay      Nov08     Apr08      Apr08       May08      May08
Last Prin Pay       Nov20     Jun15      Apr12       Apr10      Dec08
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
-------------------------------------------------------------------------------



Class M-6 (To Call)
------------------------------------------------------------------------------
Margin              0.78%
------------------------------------------------------------------------------
Percent of Pricing   50%       75%       100%        125%        150%
Prepayment Speed
==============================================================================
DM @ 100-00           78       78         78          78          78
==============================================================================
WAL (yr)             7.78     5.02       3.81        3.28        3.17
MDUR (yr)            6.65     4.54       3.55        3.09        3.00
First Prin Pay      Nov08     Apr08      Apr08       Apr08      May08
Last Prin Pay       Apr17     Nov12      Jun10       Dec08      Jun08
------------------------------------------------------------------------------

Class M-6 (To Maturity)
------------------------------------------------------------------------------
Margin              0.78%
------------------------------------------------------------------------------
Percent of Pricing   50%       75%       100%        125%        150%
Prepayment Speed
==============================================================================
DM @ 100-00           79       79         79          79          78
==============================================================================
WAL (yr)             8.07     5.23       3.97        3.38        3.21
MDUR (yr)            6.84     4.70       3.67        3.17        3.03
First Prin Pay      Nov08     Apr08      Apr08       Apr08      May08
Last Prin Pay       Oct19     Aug14      Sep11       Oct09      Oct08
------------------------------------------------------------------------------

Class M-7 (To Call)
------------------------------------------------------------------------------
Margin              1.25%
------------------------------------------------------------------------------
Percent of Pricing   50%       75%       100%        125%        150%
Prepayment Speed
==============================================================================
DM @ 100-00          125       125        125         125        125
==============================================================================
WAL (yr)             7.74     4.99       3.79        3.26        3.13
MDUR (yr)            6.49     4.45       3.49        3.04        2.93
First Prin Pay      Nov08     Apr08      Apr08       Apr08      Apr08
Last Prin Pay       Apr17     Nov12      Jun10       Dec08      Jun08
------------------------------------------------------------------------------

Class M-7 (To Maturity)
------------------------------------------------------------------------------
Margin              1.25%
------------------------------------------------------------------------------
Percent of Pricing   50%       75%       100%        125%        150%
Prepayment Speed
==============================================================================
DM @ 100-00          125       125        125         125        125
==============================================================================
WAL (yr)             7.80     5.04       3.83        3.28        3.14
MDUR (yr)            6.52     4.49       3.52        3.06        2.93
First Prin Pay      Nov08     Apr08      Apr08       Apr08      Apr08
Last Prin Pay       Mayl8     Aug13      Jan11       Apr09      Ju108
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted]Countrywide(R)                        Computational Materials for
Securities Corporation                   Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-AB1
-------------------------------------------------------------------------------



Class B (To Call)
------------------------------------------------------------------------------
Margin              1.35%
------------------------------------------------------------------------------
Percent of Pricing   50%       75%       100%        125%        150%
Prepayment Speed
==============================================================================
DM @ 100-00          135       135        135         135        135
==============================================================================
WAL (yr)             7.13     4.59       3.52        3.15        3.07
MDUR (yr)            6.06     4.13       3.26        2.94        2.88
First Prin Pay      Nov08     Apr08      Apr08       Apr08      Apr08
Last Prin Pay       May16     Apr12      Jan10       Oct08      May08
------------------------------------------------------------------------------

Class B (To Maturity)
------------------------------------------------------------------------------
Margin              1.35%
------------------------------------------------------------------------------
Percent of Pricing   50%       75%       100%        125%        150%
Prepayment Speed
==============================================================================
DM @ 100-00          135       135        135         135        135
==============================================================================
WAL (yr)             7.13     4.59       3.52        3.15        3.07
MDUR (yr)            6.06     4.13       3.26        2.94        2.88
First Prin Pay      Nov08     Apr08      Apr08       Apr08      Apr08
Last Prin Pay       Mayl6     Apr12      Jan10       Oct08      May08
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.